EXHIBIT 99.1

Ranger Energy Services, Inc. Announces Stuart Bodden as President and Chief Executive Officer
HOUSTON, TX--(September 3, 2021) - Ranger Energy Services, Inc. (NYSE: RNGR) (the ”Company”) today announced that Stuart Bodden has been named as President and Chief Executive Officer (“CEO”), effective September 1, 2021. Stuart has also been appointed to the board of directors.
Bill Austin, stated, “I am pleased that Stuart will be joining Ranger. He brings a deep knowledge of the oil service business and a track record of operational success. The Board of Directors looks forward to Stuart joining the management team.” Stuart will succeed Bill Austin, who has been acting as the Company’s interim CEO.
Stuart commented, “I look forward to joining the Ranger leadership team and continuing the Company’s strategic growth and consolidation plans.”
Bodden has over 20 years of oil field experience in companies throughout the United States and Southeast Asia. Bodden received his Bachelor of Science degree from Brown University and his Master of Business Administration from the University of Texas, Austin.
About Ranger Energy Services, Inc.
Ranger is an independent provider of well service rigs and associated services in the United States, with a focus on unconventional horizontal well completion and production operations. Ranger also provides services necessary to bring and maintain a well on production. The Processing Solutions segment engages in the rental, installation, commissioning, start-up, operation and maintenance of MRUs, Natural Gas Liquid stabilizer and storage units and related equipment.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements represent Ranger’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Ranger’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements.
Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Ranger does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Ranger to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our filings with the Securities and Exchange Commission. The risk factors and other factors noted in Ranger’s filings with the SEC could cause its actual results to differ materially from those contained in any forward-looking statement.

Company Contact:
J. Brandon Blossman
Chief Financial Officer
(713) 935-8900
Brandon.Blossman@rangerenergy.com